SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)
October 31, 2003

BEAR STEARNS ASSET BACKED
SECURITIES INC.

(Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	333-91334 (Commission file number)	13-3836437 (I.R.S. employer identification no.)

383 Madison Avenue
New York, New York               10179
(Address of principal executive offices)    (ZIP Code)

           (212) 272-2000
Registrant's telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Item 5. Other Events.

Bear Stearns Asset Backed Securities, Inc., as depositor (the “Depositor”) registered issuances of Asset-Backed Certificates on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the “Act”), by a Registration Statement on Form S-3 (Registration File No. 333-91334) (as amended, the “Registration Statement”). Pursuant to the Registration Statement, the Depositor caused Bear Stearns Asset Backed Securities, Inc., Asset-Backed Certificates, Series 2003-SD3 to issue $187,745,600 principal amount of Asset-Backed Certificates, Series 2003-SD3 (the “ Certificates”), on October 31, 2003 (the “Closing Date”).

The Certificates were issued pursuant to a pooling and servicing agreement (the “Pooling and Servicing Agreement”), dated as of October 1, 2003 (the “Cut-Off Date”), among the Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Master Servicer and JPMorgan Chase Bank, as Trustee.

Capitalized terms not defined herein have the meanings assigned in the Pooling and Servicing Agreement attached hereto as Exhibit 4.1.

Item 7. Financial statements, Pro Forma Financial Information and Exhibits.

           (c)          Exhibits

Exhibit No.

1.1 4.1 99.1 99.2 99.3 99.4 99.5 99.6 99.7	Underwriting Agreement

Pooling and Servicing Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

Yield Maintenance Agreement

Assignment, Assumption and Recognition Agreement

Assignment and Assumption Agreement

Assignment, Assumption and Recognition Agreement

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEAR STEARNS ASSET BACKED SECURITIES, INC. By /s/ Joseph T. Jurkowski, Jr. Name: Joseph T. Jurkowski, Jr. Title: Vice President

Date: December 2, 2003

EXHIBIT INDEX

Exhibit Number	Description

1.1	Underwriting Agreement between the Depositor and Bear, Stearns & Co. Inc., as underwriter (the "Underwriter") dated as of October 30, 2003.

4.1	Pooling and Servicing Agreement, among the Depositor, EMC Mortgage Corporation, as Seller and Servicer, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Master Servicer, and JPMorgan Chase Bank, as Trustee, dated as of October 1, 2003.

99.1	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of October 31, 2003.

99.2	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of October 31, 2003.

99.3	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of October 31, 2003.

99.4	Yield Maintenance Agreement between Bear Stearns Financial Products, Inc. ("BSFP") and the Trustee, dated as of October 31, 2003.

99.5	Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Trustee and Universal Master Servicing, as assignee of, and successor to, Wachovia Mortgage Company, dated as of October 31, 2003.

99.6	Assignment and Assumption Agreement among EMC Mortgage Corporation, the Trustee and Wells Fargo Home Mortgage, Inc., dated as of October 1, 2003.

99.7	Assignment, Assumption and Recognition Agreement among EMC Mortgage Corporation, the Trustee and Bank of America, N.A., dated as of October 31, 2003.